WELLS FARGO FUNDS TRUST

Asset Allocation Fund

Class A, Class B, Class C and Institutional Class

Index Allocation Fund

Class A, Class B, and Class C

Supplement dated December 5, 2001 to the

Retail Prospectus dated February 1, 2001, and Supplemented

March 5, 2001, and June 11, 2001, and to the Institutional Class Prospectus dated

February 1, 2001, and Supplemented March 5, 2001, June 11, 2001, and September 10, 2001

This supplement contains important information about matters recently approved by the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust") affecting the Asset Allocation Fund and Index Allocation Fund (the "Funds").

At its November 2001 meeting, the Board unanimously approved the selection of Wells Capital Management Incorporated ("WCM") to replace Barclays Global Fund Advisors ("BGFA") as investment sub-adviser for each of the Funds. WCM is a wholly owned subsidiary of Wells Fargo Bank, N.A. and already serves as sub-adviser for most of the other funds of the Trust. In deciding to hire WCM, the Board considered a variety of factors, including a comparison of the model strategies employed by WCM and BGFA, and a comparison of the historical investment results of the Funds with those of other funds and accounts managed by WCM using its strategy. Under the new arrangement, there is a slight change to the sub-advisory fee levels payable by Funds Management out of its fees due to a higher breakpoint, but this change will not affect any of the advisory fee levels payable by the Funds. If shareholders approve the new sub-advisory arrangement, the Board has also approved replacing the Funds’ current custodian with Wells Fargo Bank Minnesota, N.A., which already serves as custodian for most of the other funds of the Trust, and a reduction from 0.80% to 0.75% of the investment advisory fee payable by the Funds.

Shareholders of the Funds will receive proxy materials in January 2002 describing the proposed sub-adviser change, and a Special Meeting of Shareholders is expected to occur in March 2002 to seek approval of this change.

Also at its November 2001 meeting, the Board approved the following changes for the Asset Allocation Fund:

An increase from 0.10% to 0.25% of the shareholder servicing fee for the Class A, Class B and Class C shares.

A new 0.10% shareholder servicing fee for the Institutional Class shares.

An increase in the capped operating expense ratios for the Class A shares from 0.99% to 1.15%, and for the Class B and Class C shares from 1.74% to 1.90%.

A reduction in the capped operating expense ratio for the Institutional Class shares from 1.00% to 0.95%.

These changes, which do not require shareholder approval, will be effective February 1, 2002.